UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2007
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Suite 2100	77019
Houston, Texas	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 439-8600

(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 27, 2007, the Company issued a news release announcing its financial results for the second quarter ended June 30, 2007, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Following the issuance of the news release and the filing of this current report on Form 8-K, the Company will hold a conference call on Friday, July 27, 2007 at 8:30 a.m. eastern time, 7:30 a.m. central time, to discuss the earnings announcement. This scheduled conference call was previously announced on June 14, 2007. To access the call, which is open to the public, please call the conference call operator at 800-374-2469, 20 minutes prior to the scheduled start time, and ask for the “Baker Hughes Conference Call.” The conference call will also be webcast by Thomson/CCBN. To access the webcast, go to www.bakerhughes.com/investor and select “News Releases”, then click on “Conference Calls.” A replay of the call and the webcast will be available through Friday, August 10, 2007. The number for the replay of the call is 800-642-1687 or 706-645-9291 and the access code is 3783622. The replay of the webcast will also be available on the Company’s website at www.bakerhughes.com/investor in the “News Releases” section under “Conference Calls”.
In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”) that were included in the news release, certain information discussed in the news release and to be discussed on the conference call could be considered non-GAAP financial measures (as defined under the SEC’s Regulation G). Any non-GAAP financial measures should be considered in addition to, and not as an alternative for, or superior to, net income (loss), income (loss) from continuing operations, cash flows or other measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company’s financial statements and filings with the SEC. Reconciliations of such non-GAAP information to the closest GAAP measures are included in the news release and can be found on the Company’s website at www.bakerhughes.com/investor in the Financial Information section under the heading “Impact of Non-Operational Items” and in the applicable earnings releases under the “Earnings Releases” heading.
Item 7.01 Regulation FD Disclosure.
On July 27, 2007, the Company issued a news release announcing its financial results for the second quarter ended June 30, 2007, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Also, see Item 2.02, “Results of Operations and Financial Condition.”
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
          99.1 – News Release of Baker Hughes Incorporated dated July 27, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: July 27, 2007	By:	/s/ Sandra E. Alford

Sandra E. Alford
Corporate Secretary

Exhibit Index
99.1       News Release of the Company dated July 27, 2007.

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